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                                                                    EXHIBIT 10.2

                                     FORM OF
                             SUBSCRIPTION AGREEMENT

LXR Biotechnology Inc.
1401 Marina Way South
Richmond, CA  94804
Attn:  Chief Executive Officer

Gentlemen:

        1. Subscription. The undersigned is hereby purchasing from LXR Biotechnology Inc., a Delaware corporation (the "Company"), __________ shares (the "Shares") of common stock, par value $0.0001 per share (the "Common Stock"), of the Company for a purchase price of $1.75 per share and an aggregate purchase price of $__________ (the "Purchase Price").

        2. Closing. On the date hereof (the "Closing"), payment of the Purchase Price is being made by electronic wire transfer in accordance with the following instructions:

               Bank Name                Wells Fargo Bank
               Bank Address:            San Francisco
               ABA#:                    121000248
               WFB Account #:           4068-000769

               For further credit to Acct #358-138201
               LXR Biotechnology Inc.
               Attn:  Laurie Vaugn
               (650) 396-7189

or by delivery of a bank check or certified check made payable to LXR Biotechnology, Inc., against delivery to the undersigned of a certificate representing the Shares.

        3. Representations and Warranties of the Company. To induce the undersigned to enter into this Agreement and to purchase the Shares, the Company hereby represents and warrants to the undersigned the following:

               (a) Organization, Standing, Etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Company has the requisite corporate power and authority to issue the Shares and to perform its obligations under this Subscription Agreement.


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               (b) Valid Issuance. The Shares, when issued and delivered
pursuant to the terms of this Subscription Agreement, will be duly authorized, validly issued and enforceable in accordance with their respective terms and the terms of this Subscription Agreement.

               (c) Corporate Acts and Proceedings. This Subscription Agreement has been duly authorized by all necessary corporate action on behalf the Company, has been duly executed and delivered by authorized officers of the Company, is a valid and binding agreement on the part of the Company and is enforceable against the Company in accordance with its terms. All corporate actions necessary to the authorization, creation, issuance and delivery of the Shares have been taken by the Company.

               (d) Compliance with Applicable Laws and Other Instruments. Neither the execution nor delivery of, nor the performance of or compliance with this Subscription Agreement, the issuance of the Shares nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the Company's Certificate of Incorporation or Bylaws.

               (e) Securities Laws. Based in part upon the representations of the undersigned in Section 5, no consents authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Shares, other than the filing of a Form D pursuant to Regulation D under the Securities Act of 1933, as amended (the "Act"), the filing of a notice on Form 25102(f) with the State of California and a similar notice with any other state whose laws require such filing, and the qualification thereof, if required, under other applicable state laws which qualification has been or will be effected as a condition of this transaction. Under the circumstances contemplated by this Subscription Agreement, the offer, issuance, sale and delivery of the Shares will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Securities Act.

               (f) Capital Stock. The authorized and issued capital stock of the Company as of the date hereof prior to the Closing is correctly set forth in the unaudited interim financial statements for the quarter ended September 30, 1997; except that the financial statements do not reflect the sale of 3,428,572 shares of Common Stock on December 12, 1997. All of the outstanding shares of the Company were duly authorized and validly issued and are fully paid and nonassessable. Except as described in the


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Company's Annual Report on Form 10-KSB for the fiscal year ended December 31,
1996 and its quarterly report on Form 10-QSB for the quarter ended September 30, 1997, in each case as filed with the Securities and Exchange Commission (the "Commission"), there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than this Subscription Agreement, pursuant to which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company. Neither the offer nor the issuance or sale of the Shares constitutes an event under any anti-dilution provisions of any securities issued (or issuable pursuant to outstanding rights, warrants or options) by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of securities issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions. No holder of any securities of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company from the Company.

               (g) Company SEC Filings. The Company has furnished, or made available through the EDGAR Internet web site of the Commission, to the undersigned true and complete copies of its Annual Reports on Form 10-KSB for the fiscal year ended December 31, 1996 and its quarterly report on Form 10-QSB for the quarter ended September 30, 1997, in each case as filed with the Commission (such documents are collectively referred to herein as the "SEC Filings"). As of their respective filing dates, the SEC Filings complied in all material respects with the applicable requirements of the Exchange Act of 1934, as amended (the "Exchange Act"), and none of the SEC Filings contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

        4. Transfer Restrictions.

               (a) The undersigned realizes that the Shares are not registered under the Act, or any foreign or state securities laws. The undersigned agrees that the Shares will not be sold, offered for sale, pledged, hypothecated, or otherwise transferred (collectively, "Transfer") except in compliance with the Act, if applicable, and applicable foreign and some securities laws. The undersigned understands that he can only Transfer the Shares pursuant to registration under the Act or pursuant to an exemption therefrom. The undersigned understands that to Transfer the Shares may require in some jurisdictions specific approval by the appropriate governmental agency or commission in such jurisdiction. The undersigned has been advised that, except as set forth in Section 6, the Company has no obligation, and does not intend, to cause the Shares to be registered under the Act or the securities law of any other jurisdiction or to comply with the


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requirements for any exemption under the Act, including but not limited to those provided by Rule 144 and Rule 144A promulgated under the Act, or under the securities law of any other jurisdiction.

               (b) To enable the Company to enforce the transfer restrictions contained in Section 4(a), the undersigned hereby consents to the placing of legends upon, and stop-transfer orders with the transfer agent of the Common Stock with respect to, the Shares.

        5. Representations and Warranties. To induce the Company to accept the undersigned's subscription, the undersigned hereby represents and warrants to the Company that:

               (a) the undersigned, if an individual, has reached the age of majority in the jurisdiction in which he resides, is a bona fide resident of the jurisdiction contained in the address set forth on the signature page of this Subscription Agreement; is legally competent to execute this Subscription Agreement; and does not intend to change residence to another jurisdiction;

               (b) the undersigned, if an entity, is duly authorized to execute this Subscription Agreement and this Subscription Agreement, when executed and delivered by the undersigned, will constitute a legal, valid, and binding obligation enforceable against the undersigned in accordance with its terms; and the execution, delivery, and performance of this Subscription Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other necessary action on the part of the undersigned;

               (c) the Shares subscribed for hereby are being acquired by the undersigned for investment purposes only, for the account of the undersigned and not with the view to any resale or distribution thereof, and the undersigned is not participating, directly or indirectly, in a distribution of such Shares and will not take, or cause to be taken, any action that would cause the undersigned to be deemed an "underwriter" of such Shares as defined in Section 2(11) of the Act;

               (d) the undersigned has had access to all materials, books, records, documents, and information relating to the Company, including (i) the Registration Statement on Form S-3 filed January 17, 1997 (the "Registration Statement"), (ii) the Annual Report on Form 10-KSB for the year ended December 31, 1996, (iii) the Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997 (the "Form 10-QSB") and (iv) the Proxy Statement dated May 9, 1997, and has been able to verify the accuracy of the information contained therein;


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               (e) the undersigned acknowledges and understands that investment in the Shares involves a high degree of risk, including without limitation the risks set forth in the Registration Statement under the caption "Risk Factors" and in the Form 10-QSB under the caption "Factors Affecting Future Results" in "Management's Discussion and Analysis of Financial Condition and Results of Operations;"

               (f) the undersigned acknowledges that the undersigned has been offered an opportunity to ask questions of, and receive answers from, officers of the Company concerning all material aspects of the Company and its business, and that any request for such information has been fully complied with to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

               (g) the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company and can afford a complete loss of his investment in the Company;

               (h) the undersigned has never been notified by the Internal Revenue Service that the undersigned is subject to backup withholding;

               (i) the undersigned recognizes that no governmental agency has passed upon the issuance of the Shares or made any finding or determination as to the fairness of this investment;

               (j) if the undersigned is purchasing the Shares subscribed for hereby in a representative or fiduciary capacity, the representations and warranties contained herein shall be deemed to have been made on behalf of the person or persons for whom such Shares are being purchased;

               (k) the undersigned has not entered into any agreement to pay commissions to any persons with respect to the purchase or sale of the Shares, except commissions for which the undersigned will be responsible;

               (l) the undersigned acknowledges that the Company will pay to Sunrise Securities Corp. a commission with respect to the sale of the Shares by the Company to the undersigned of (i) 6.5% payable at the option of the Sunrise Securities Corp. in cash or shares of Common Stock valued at $2.00 per share and
(ii) five-year warrants to purchase, at a purchase price of $2.00 per share, that number of shares of Common Stock equal to 10% of the number of Shares being purchased by the undersigned hereunder and will reimburse Sunrise Securities Corp. for all documented out-of-pocket expenses incurred in connection with this transaction up to a maximum of 2% of the Purchase Price; and


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               (m) the undersigned is an "Accredited Investor" as that term is defined in Section 501(a) of Regulation D promulgated under the Act. Specifically the undersigned is (check appropriate item(s)):

[ ]                   (i) a bank as defined in Section 3(a)(2) of the Act, or a
               savings and loan association or other institution as defined in
               Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to
               Section 15 of the Exchange Act; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000, an employee benefit plan within the meaning of the Employment Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in
               Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

[ ]                   (ii) a private business development company as defined in
               Section 202(a)(22) of the Investment Advisers Act of 1940;

[ ]                   (iii) an organization described in Section 501(c)(3) of
               the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000;

[ ]                   (iv)   a director or executive officer of the Company;

[ ]                   (v) a natural person whose individual net worth, or joint
               net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

[ ]                   (vi) a natural person who had an individual income (not
               including his or her spouse's income) in excess of $200,000 in 1995 and 1996 or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching such income level in 1997;


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[ ]                   (vii) a trust, with total assets in excess of $5,000,000,
               not formed for the specific purpose of acquiring Shares, whose purchase is directed by a person having such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks entailed in the purchase of Shares; or

[ ]                   (viii) an entity in which all of the equity owners are
               Accredited Investors. (If this alternative is checked, the undersigned must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an Accredited Investor.)

        6. Registration of Shares under the Act.

               (a) The Company shall, at its expense, (i) not later than the earlier of (x) January 30, 1998 or (y) 30 business days after the final closing of the offering of which the Shares are a part (in either case, the "Filing Deadline") file a registration statement (the "Registration Statement") with Commission to register under the Act the resale by the undersigned of the Shares, (ii) use its reasonable best efforts to cause the Registration Statement to become effective under the Act as promptly as practicable, (iii) after the Registration Statement is declared effective under the Act, furnish the undersigned with such number of copies of the prospectus (the "Prospectus") included in the Registration Statement as the undersigned may reasonably request to facilitate the resale of the Shares; and (iv) use its reasonable best efforts to cause such Registration Statement to remain effective until such time as the undersigned becomes eligible to resell the Shares pursuant to Rule 144.

               (b) The undersigned shall give at least three business days' prior written notice (a "Sale Notice") to the Company of any proposed sale of Shares under the Registration Statement (provided, however, that such notice shall not be required during the 45-day period immediately following the date on which the Registration Statement first becomes effective) and shall not make such sale (i) unless such three days lapse without response from the Company, or
(ii) in the event the Company responds by stating that a Prospectus supplement or post-effective amendment will be filed pursuant to Section 6 (c), until the Company has notified the undersigned pursuant to Section 6(c) that any such post-effective amendment has become effective or Prospectus supplement has been filed. A Sale Notice shall be effective for 45 days after it is given.

               (c) The Company will prepare and file with the Commission such amendments and Prospectus supplements, including post-effective amendments, to the Registration Statement as the Company determines may be necessary or appropriate, and use its reasonable best efforts to have such post-effective amendments declared effective as promptly as practicable; cause the Prospectus to be supplemented by any Prospectus


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supplement, and as so supplemented, to be filed with the Commission; and notify the undersigned when a Prospectus, and any Prospectus supplement or post-effective amendment must be filed or has been filed (including any filing in response to a Sale Notice) and, with respect to any post-effective amendment, when the same has become effective.

               (d) Notwithstanding any other provision hereof, commencing 45 days after the Registration Statement has been declared effective the Company may delay the undersigned's ability to resell Shares pursuant to the Registration Statement if the Company delivers a certificate in writing to the undersigned, which writing states the basis therefore, to the effect that a delay in such sale is necessary because, in the good faith and reasonable judgment of the Company's Board of Directors, (i) a sale pursuant to the Registration Statement would require the public disclosure of information that would materially adversely affect the strategic interests of the Company; (ii) is likely to materially adversely affect the Company, provided, the Company shall not delay more than one such sale for such reason; or (iii) could constitute a violation of the federal securities laws. In such an event, the Company shall notify the undersigned promptly after it is determined that such circumstances no longer exist.

               (e) In connection with the Registration Statement, the undersigned shall furnish to the Company such information as the Company shall reasonably request.

               (f) In the event that the Company shall fail to file a timely Registration Statement in accordance with Section 6(a)(i) above, the Company shall issue to the undersigned, as compensation therefor, shares of Common Stock equal to (i) 1% of the Shares for each 30 days or part thereof the filing is delayed until 60 days after the Filing Deadline and (ii) 2% of the Shares for each 30 days or part thereof the filing is delayed from 60 days and after the Filing Deadline; provided, however, that the Company shall not be required to issue such shares if such failure has been caused by the failure of the undersigned to provide information in connection with the Registration Statement in accordance with Section 6(e) above.

        7. Indemnification.

               (a) The undersigned understands the meaning and legal consequences of the representations and warranties made by the undersigned in this Subscription Agreement, and agrees to indemnify and hold harmless the Company and each of the Company's directors, officers, stockholders, employees, counsel, agents, successors, and assigns, if any, from and against any and all loss, damage, liability, or expense (including, without limitation, attorneys' fees), as and when incurred, due to or arising out of (in each case in whole or in part) any breach of any representation or warranty made by the undersigned set forth herein or in any other agreement or other document furnished by the


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undersigned to any of the foregoing in connection with this transaction, any failure by the undersigned to fulfill any of its covenants or agreements set forth herein or therein, or arising out of the resale or distribution by the undersigned of the Shares or any portion thereof in violation of the Act or any applicable foreign or state securities or "blue sky" law.

               (b) The Company understands the meaning and legal consequences of the representations and warranties made by it in this Subscription Agreement, and agrees to indemnify and hold harmless the undersigned and each of the undersigned's directors, officers, stockholders, employees, counsel, agents, successors, and assigns, if any, from and against any and all loss, damage, liability, or expense (including, without limitation, attorneys' fees), as and when incurred, due to or arising out of (in each case in whole or in part) any breach of any representation or warranty made by the Company set forth herein, any failure by the Company to fulfill any of its covenants or agreements set forth herein.

        8. Anti-dilution. In the event the Company sells any shares of its Common Stock (or securities convertible into Common Stock) to any third party on or before June 12, 1998 (other than pursuant to the exercise or conversion of securities outstanding as of the date hereof or pursuant to existing employee stock option plans) at a price per share (the "New Per Share Price") lower than $1.75; then the Company shall issue to the undersigned an additional number of shares of Common Stock so that the per Share price paid by the undersigned equals the New Per Share Price (the "Adjusted Purchase Price"). Upon subsequent issuances by the Company on or before June 12, 1998, this Section shall continue to apply to issuances at a price per share lower than the Adjusted Purchase Price then in effect.

        9. Further Documents. The undersigned agrees that it will execute such other documents as may be necessary or desirable in connection with the transactions contemplated hereby.

        10. Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

        11. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service and delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address set forth on the first page hereof, (ii) if to the undersigned, at its address set forth on the signature page hereto, or (iii) in either case, to such other address as the party


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shall have furnished in writing in accordance with the provisions of this
Section 11. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 11. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 11 shall be deemed given at the time of receipt thereof.

        12. Counterparts. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

        13. Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are not representations, covenants or other agreements except as stated or referred to herein.

        14. Severability. Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

        15. Assignability. This Subscription Agreement is not transferable or assignable by the undersigned.

        16. Applicable Law. This Subscription Agreement has been negotiated and consummated in the State of California and shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflict of laws.

        17. Choice of Jurisdiction. Any action or proceeding arising, directly, indirectly, or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within San Francisco, California. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within San Francisco, California.

        18. Taxpayer Identification Number. The undersigned verifies under penalties of perjury that any Taxpayer Identification Number or Social Security Number shown on the signature page hereto is true, correct, and complete.

        19. Pronouns. Any personal pronoun shall be considered to mean the corresponding masculine, feminine, or neuter personal pronoun, as the context requires.


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
        IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this __ day of December, 1997.

Number of Shares Subscribed for:  ____________ Shares

INDIVIDUAL SUBSCRIBER:                     ENTITY SUBSCRIBER:

-------------------------------            -------------------------------
(Signature of Subscriber)                  (Print Name of Subscriber)
                                           By:
-------------------------------               ----------------------------
(Typed or Printed Name)                    Name:
                                              ----------------------------
                                           Title:
                                                 -------------------------


-------------------------------            -------------------------------
(Residence Address)                        (Address)

-------------------------------            -------------------------------
(City, State and Zip Code)                 (City, State and Zip Code)

-------------------------------            -------------------------------
(Telephone Number)                         (Telephone Number)

-------------------------------            -------------------------------
(Telecopier Number)                        (Telecopier Number)

-------------------------------            -------------------------------
(Tax I.D. or Social Security Number)       (Tax I.D. or Social Security Number)


ACCEPTED:

LXR BIOTECHNOLOGY INC.

By:
   ----------------------------
Name: L. David Tomei
Title: Chief Executive Officer

Date:  December __, 1997


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